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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2004


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                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)


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            Delaware                      001-16179              72-1409562
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          file number)       Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On November 10, 2004, Energy Partners, Ltd. (the "Company") entered into an underwriting agreement among Credit Suisse First Boston LLC, Raymond James & Associates, Inc., Howard Weil, a division of Legg Mason Wood Walker, Inc. and Pritchard Capital Partners, LLC (the "Underwriting Agreement"), in connection with the public offering of 3,467,144 shares of the Company's common stock (the "Offering") at a public offering price of $17.42 per share. The Offering in being made in connection with a prospectus and prospectus supplement filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this current report. The opinion of Cahill Gordon & Reindel LLP, outside counsel to the Company, regarding the legality of the shares of common stock is attached as Exhibit 5.1 to this current report.

     On November 10, 2004, the Company entered into a stock purchase agreement (the "Stock Purchase Agreement") between the Company and Energy Income Fund, L.P. ("EIF"), pursuant to which the Company will purchase 3,467,144 shares of common stock owned by EIF at $16.55 per share, the net proceeds per share received in the Offering, before expenses. A copy of the Stock Purchase Agreement is attached as Exhibit 99.1 to this current report.

     On November 10, 2004, the Company issued a press release announcing the pricing of the Offering. A copy of such press release is attached as Exhibit
99.2 to this current report.


Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following exhibits are filed herewith:

      Exhibit No.         Description
      -----------         -----------

          1.1             Underwriting Agreement.

          5.1             Opinion of Cahill Gordon & Reindel LLP, dated
                          November 10, 2004.

          99.1            Stock Purchase Agreement.

          99.2            Press Release dated November 10, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 12, 2004


                                 ENERGY PARTNERS, LTD.


                                 By: /s/ John H. Peper
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                                     John H. Peper
                                     Executive Vice President, General Counsel
                                     and Corporate Secretary